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                                                                   EXHIBIT 10.02
                                                                [CONFORMED COPY]

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of August 9, 2000 among MARTIN MARIETTA MATERIALS, INC. (the "BORROWER"), the BANKS listed on the signature pages hereof (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, certain of the parties hereto have heretofore entered into a Revolving Credit Agreement dated as of December 3, 1998 and amended and restated as of August 11, 1999 (as amended and restated, the "AGREEMENT");

         WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

         WHEREAS, the parties hereto desire to make the amendments specified below and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References.

         (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Extension of Facility. The date "August 9, 2000" in the definition of "Termination Date" in Section 1.01 of the Agreement is changed to "August 8, 2001".

         SECTION 3. Equity-hybrid Securities. The following definitions are added to Section 1.01 in appropriate alphabetical order:

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         "EQUITY PURCHASE" has the meaning in the definition of the term "Equity
Hybrid Security."

         "EQUITY HYBRID SECURITY" means a debt security (whether or not denominated as an equity hybrid security), including guaranties issued in connection therewith, that is issued substantially concurrently with the sale of a purchase contract requiring the buyer to purchase (the "EQUITY PURCHASE") from the Borrower equity securities of the Borrower for a price equal to the amount of such debt security with the purchase price being payable in cash or debt securities of the Borrower. The good faith determination by the Board of Directors of the Borrower whether a debt security (or a portion thereof) constitutes an Equity Hybrid Security shall be conclusive for purposes of this Agreement."

         SECTION 4. Updated Representations. (a) Each reference to "1998" in
Section 4.04(a) of the Agreement is replaced with "1999."

         (b) Each reference to "March 31, 1999" in Section 4.04(b) and Section 4.04(c) of the Agreement is replaced with "March 31, 2000."

         (c) Each reference to "March 31, 1999" in the definition of "Borrower's Latest Form 10-Q" is replaced with "March 31, 2000."

         SECTION 5. Change in Leverage Ratio. Section 5.09 is amended to read in its entirety as follows:

                   "Section 5.09. Leverage Ratio. The ratio of Consolidated Debt to Total Capital (the "LEVERAGE RATIO") shall not at any time exceed 50%; provided that if (i) Consolidated Debt has increased in connection with a Specified Acquisition, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB+ by Standard & Poor's Ratings Services or Baa1 by Moody's Investors Service, Inc. and (iii) the Agent has received a Specified Acquisition Notice within 10 days of consummation of such Specified Acquisition, then, for a period of 180 consecutive days following the consummation of such Specified Acquisition, the additional Consolidated Debt in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio calculated without such exclusion at no time exceeds 65%. For purposes of calculating, under this Section 5.09, the treatment of an Equity Hybrid Security which is not otherwise included in Consolidated Net Worth until the Equity Purchase is effected, (x) if such Equity Hybrid Security represents senior unsecured

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         indebtedness, the total issuance amount of such security shall be allocated 20% to Consolidated Debt and 80% to Consolidated Net Worth, and (y) if such Equity Hybrid Security represents subordinated indebtedness, the total issuance amount of such security shall be allocated 100% to Consolidated Net Worth.

         For purposes of this Section 5.09,

                           (i) a "SPECIFIED ACQUISITION" means any single
                  acquisition by the Borrower or a Subsidiary of the Borrower of any Person (the "TARGET") that (x) is in the same line or lines of business as the Borrower or in the judgment of the Borrower is related to such line or lines of business and (y) such Target's board of directors have not objected to such acquisition; and

                           (ii) a "SPECIFIED ACQUISITION NOTICE" means a notice
                  delivered by the Borrower notifying the Agent of the Specified Acquisition and stating that the conditions in clauses (i) and
                  (ii) to the proviso to the Leverage Ratio above have been satisfied."

         SECTION 6. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 10 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the Commitment Schedule annexed hereto. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

         SECTION 7. Year 2000 Compliance. (a) Section 4.16 of the Agreement is deleted in its entirety.

         (b) The terms "Year 2000 Compliant" and "Year 2000 Problem" are deleted in their entirety from Section 1.01 of the Agreement.

         (c) The phrase ", 4.14 and 4.16" in Section 3.02(e) of the Agreement is replaced by the words "and 4.14".

         SECTION 8. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

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         (a) no Default has occurred and is continuing; and

         (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

         SECTION 9. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 10. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Agent shall have received:

         (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         (b) an opinion of Willkie Farr & Gallagher, counsel for the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent) substantially to the effect of Exhibit E to the Agreement with reference to this Amendment and Restatement and the Agreement as amended and restated hereby; and

         (c) all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than August 9, 2000. The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 MARTIN MARIETTA MATERIALS, INC.


                                 By: /s/ Janice K. Henry
                                     -------------------------------------------
                                     Title: Senior Vice President and
                                            Chief Financial Officer

                                     Address: 2710 Wycliff Road
                                              Raleigh, NC 27607

                                     Facsimile: 919-510-4700



                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                 By: /s/ Robert Bottamedi
                                     -------------------------------------------
                                     Title: Vice President



                                 FIRST UNION NATIONAL BANK


                                 By: /s/ G. Mendel Lay, Jr.
                                     -------------------------------------------
                                     Title: Senior Vice President

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                                 WACHOVIA BANK, N.A.


                                 By: /s/ Keith A. Sherman
                                     -------------------------------------------
                                     Title: Senior Vice President



                                 BANK OF AMERICA, N.A.


                                 By: /s/ Kathryn W. Robinson
                                     -------------------------------------------
                                     Title: Managing Director



                                 BNP PARIBAS HOUSTON AGENCY


                                 By: /s/ Henry F. Setina
                                     -------------------------------------------
                                     Title: Vice President



                                 BRANCH BANKING & TRUST COMPANY


                                 By: /s/ Richard E. Fowler
                                     -------------------------------------------
                                     Title: Senior Vice President



                                 CENTURA BANK


                                 By: /s/ J. Michael Dickinson
                                     -------------------------------------------
                                     Title: Corporate Bank Officer



                                 STATE STREET BANK AND TRUST COMPANY


                                 By: /s/ Juan G. Sierra
                                     -------------------------------------------
                                     Title: Officer

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                                 WELLS FARGO BANK, N.A.


                                 By: /s/ Carol A. Ward
                                     -------------------------------------------
                                     Title: Vice President



                                 MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, as Agent


                                 By: /s/ Robert Bottamedi
                                     -------------------------------------------
                                     Title: Vice President

                                     Address: 500 Stanton Christiana Road
                                              Newark, DE 19713

                                     Facsimile: 302-634-1852

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                               COMMITMENT SCHEDULE


BANK                                                              COMMITMENT

Morgan Guaranty Trust Company of New York                        $44,500,000

First Union National Bank                                        $43,500,000

Wachovia Bank, N.A.                                              $43,500,000

Bank of America, N.A.                                            $43,500,000

BNP Paribas Houston Agency                                       $25,000,000

Branch Banking & Trust Company                                   $25,000,000

Centura Bank                                                     $25,000,000

State Street Bank and Trust Company                              $25,000,000

Wells Fargo Bank, N.A.                                           $25,000,000


                  TOTAL                                         $300,000,000